Commitments, Contingent Liabilities and Restriction Placed in Respect of Liabilities - Minimum Lease Commitments of Company and its Subsidiaries Under Operating Leases at Rates in Effect (Detail) (USD $)
In Thousands, unless otherwise specified
Dec. 31, 2012
Operating Leases Future Minimum Payments Due [Line Items]
2013	$ 9,118
2014	7,041
2015	6,136
2016	4,303
2017	4,214
2018 - 2021	15,840
Minimum lease payments Due, Total	$ 46,652